Exhibit 99.1

KPMG LLP 633 West 5th Street Suite 4700 Los Angeles, CA 90071

Independent Accountants’ Agreed-Upon Procedures Report

Figure Lending LLC (the “Company”)

TPG Mortgage Investment Trust, Inc.

Barclays Capital Inc. (the “Structuring Agent”)

Goldman Sachs & Co. LLC

Jefferies LLC

J.P. Morgan Securities LLC

Raymond James & Associates, Inc.

BMO Capital Markets Corp.

TPG Capital BD, LLC

(collectively, the “Specified Parties”)

Re: FIGRE Trust 2026-HE9 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HEL07152026 - FIGRE 2026-HE9_External_v1_KPMG.xlsx” provided by the Company on July 28, 2026, containing information on 3,885 home equity lines of credit (the “Mortgage Loans”) as of July 15, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FIGRE Trust 2026-HE9. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Source Documents” means copies of the Mortgage Loan Agreement, Servicing Statement, Servicing Portal Screenshots, Notice of Servicing Transfer, Deed of Trust, and Credit Report Data Document for each Selected Mortgage Loan (defined below) provided by the Company. We make no representation regarding the validity or accuracy of these documents, the execution of the Mortgage Loan Agreement by the borrower(s), or the validity of the borrower(s’) signature(s).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

The Company instructed us to select a random sample of 534 Mortgage Loans from the 3,555 Mortgage Loans labeled as “FIGURE_HELOC” in the “loan_program” field in the Data File (the “Selected Mortgage Loans”) using a random sampling tool. For the purposes of this procedure, the Company informed us they used an approximately 15% basis to determine the number of Mortgage Loans we were instructed to randomly select from the Data File.

B.

For each Selected Mortgage Loan, we compared the specified attributes in the Data File listed in Exhibit A to the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Mortgage Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Mortgage Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Mortgage Loans being securitized, (iii) the compliance of the originator of the Mortgage Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

August 6, 2026

Exhibit A

#	Attribute	Attribute Name(s) in the Data File	Provided Information

1	Original Balance	original_loan_bal	Mortgage Loan Agreement and Instructions

2	Property City	City	Mortgage Loan Agreement, Deed of Trust

3	Property State	property_state	Mortgage Loan Agreement

4	Property Zip	property_zip	Mortgage Loan Agreement

5	Original Term	original_loan_term	Mortgage Loan Agreement

6	Original Draw Term	loan_draw_orig_term	Mortgage Loan Agreement

7	Original Interest Rate	original_interest_rate	Mortgage Loan Agreement

8	Original Credit Score	orig_credit_score	Credit Report Data Document

9	Estimated Initial Monthly Payment	ESTIMATED_MONTHLY_PAYMENT_PROM_NOTE or ESTIMATED_MONTHLY_PAYMENT	Mortgage Loan Agreement, Servicing Statement, Notice of Servicing Transfer, or Servicing Portal Screenshots and Instructions

A-1

Exhibit B

#	Attribute	Instructions

1	Original Balance

For the purposes of comparing the Original Balance for a Selected Mortgage Loan:

Compare to the Total Loan Amount, Additional Draw Limit, or Line of Credit (whichever is first observed) in the Mortgage Loan Agreement.

9	Estimated Initial Monthly Payment

For the purposes of comparing the Estimated Initial Monthly Payment for a Selected Mortgage Loan:

(i) If a Selected Mortgage Loan has a Property State of Texas, compare to the field ESTIMATED_MONTHLY_PAYMENT in the Data File using the Servicing Portal Screenshots. If the difference is greater than the reporting threshold, compare to the Notice of Servicing Transfer.

(ii)  If a Selected Mortgage Loan has a Property State other than Texas, compare to the field ESTIMATED_MONTHLY_PAYMENT_PROM_NOTE in the Data File using the Mortgage Loan Agreement. If the Estimated Initial Monthly Payment listed in the Mortgage Loan Agreement does not agree to the value listed in the Data File, compare to the Servicing Statement.

B-1